Exhibit 99.1

Contact:

William B. Boni
Minerva Neurosciences, Inc.
(617) 600-7376

Royalty Pharma plc
(212) 883-2295

FOR IMMEDIATE RELEASE

MINERVA NEUROSCIENCES AND ROYALTY PHARMA ANNOUNCE SALE OF

SELTOREXANT ROYALTY FOR UP TO $155 MILLION

Waltham, MA and New York, NY, January 19, 2021 – Minerva Neurosciences, Inc. (Nasdaq: NERV) and Royalty Pharma plc (Nasdaq: RPRX) today announced that Royalty Pharma will acquire Minerva’s royalty interest in seltorexant for an upfront payment of $60 million and up to $95 million in additional milestone payments. The additional payments to Minerva will be contingent on the achievement of certain clinical, regulatory and commercialization milestones.

Seltorexant is currently in Phase 3 development for the treatment of major depressive disorder (MDD) with insomnia symptoms by Janssen Pharmaceutica, N.V., a subsidiary of Johnson & Johnson.

“We are very pleased to have entered into this agreement with Royalty Pharma, the leader in acquiring pharmaceutical royalties across the life sciences industry,” said Dr. Remy Luthringer, Executive Chairman and Chief Executive Officer of Minerva. “The proceeds will be used to fund continued development of roluperidone, the Company’s proprietary lead compound, which is in Phase 3 development to treat negative symptoms in schizophrenia.”

“We are delighted to partner with Minerva,” said Pablo Legorreta, founder and Chief Executive Officer of Royalty Pharma. “Based on seltorexant’s differentiated mechanism of action and robust clinical evidence to date, we are excited by the therapy’s emerging profile and the opportunity it may bring to address a significant unmet need for the millions of patients with major depressive disorder with insomnia symptoms.”

Minerva Neurosciences is entitled to a mid-single digit royalty on worldwide net sales of seltorexant.

Cooley acted as legal advisors to Minerva Neurosciences on the transaction. Goodwin Procter, Dechert and Maiwald acted as legal advisors to Royalty Pharma on the transaction.

About Minerva Neurosciences:

Minerva’s portfolio of compounds includes: roluperidone (MIN-101), in clinical development for schizophrenia, and MIN-301, in pre-clinical development for Parkinson’s disease. Minerva’s common stock is listed on the NASDAQ Global Market under the symbol “NERV.” For more information, please visit www.minervaneurosciences.com.

About Royalty Pharma

Founded in 1996, Royalty Pharma is the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry, collaborating with innovators from academic institutions, research hospitals and not-for-profits through small and mid-cap biotechnology companies to leading global pharmaceutical companies. Royalty Pharma has assembled a portfolio of royalties which entitles it to payments based directly on the top-line sales of many of the industry’s leading therapies. Royalty Pharma funds innovation in the biopharmaceutical industry both directly and indirectly - directly when it partners with companies to co-fund late-stage clinical trials and new product launches in exchange for future royalties, and indirectly when it acquires existing royalties from the original innovators. Royalty Pharma’s current portfolio includes royalties on more than 45 commercial products, including AbbVie and J&J’s Imbruvica, Astellas and Pfizer’s Xtandi, Biogen’s Tysabri, Gilead’s HIV franchise, Merck’s Januvia, Novartis’ Promacta, and Vertex’s Kalydeco, Symdeko, Orkambi and Trikafta, and five development-stage product candidates. For more information, visit www.royaltypharma.com.

Minerva Neurosciences’ Forward-Looking Safe Harbor Statement

This press release contains forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this press release, and involve certain risks and uncertainties. Forward-looking statements include statements herein with respect to the timing and scope of future clinical trials and results of clinical trials with roluperidone (MIN-101); the clinical and therapeutic potential of this compound; the likelihood of successful clinical trials, regulatory review, future sales and a royalty stream from seltorexant; the timing and outcomes of future interactions with U.S. and foreign regulatory bodies; our ability to successfully develop and commercialize our therapeutic products; the sufficiency of our current cash position to fund our operations; and management’s ability to successfully achieve its goals. These forward-looking statements are based on our current expectations and may differ materially from actual results due to a variety of factors including, without limitation, whether roluperidone will advance further in the clinical trials process and whether and when, if at all, it will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic products will be successfully marketed if approved; whether any of our therapeutic product discovery and development efforts will be successful; management’s ability to successfully achieve its goals; our ability to raise additional capital to fund our operations on terms acceptable to us; and general economic conditions. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption “Risk Factors” in our filings with the

Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the Securities and Exchange Commission on November 2, 2020. Copies of reports filed with the SEC are posted on our website at www.minervaneurosciences.com. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Royalty Pharma plc’s Forward-Looking Statements

The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this document unless stated otherwise, and neither the delivery of this document at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This document contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of Royalty Pharma’s strategies, financing plans, growth opportunities and market growth. In some cases, you can identify such forward-looking statements by terminology such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the company. However, these forward-looking statements are not a guarantee of Royalty Pharma’s performance, and you should not place undue reliance on such statements. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of Royalty Pharma’s control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this document are made only as of the date hereof. Royalty Pharma does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. Certain information contained in this document relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Royalty Pharma’s own internal estimates and research. While Royalty Pharma believes these third-party sources to be reliable as of the date of this document, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this document involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. For further information, please reference Royalty Pharma’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov.